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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 12, 2000

                      UNIVERSITY REAL ESTATE PARTNERSHIP V
                      ------------------------------------
             (Exact name of registrant as specified in its chapter)

            California                      0-8914              95-3240567
            ----------                      ------              ----------
   (State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)        File Number)        Identification No.)

     3811 Turtle Creek Blvd.# 1850, Dallas TX                      75219
     ----------------------------------------                      -----
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (214) 651-4000
                                                           --------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

1. On September 11, 2000, the Partnership was notified that Wallace Sanders & Company had merged with McGladrey & Pullen, LLP and that Wallace Sanders & Company would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditors' reports from Wallace Sanders & Company for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals.

3. The decision to engage McGladrey & Pullen, LLP was approved by the general partner of the Partnership.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Wallace Sanders & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Wallace Sanders & Company to furnish a letter addressed to the commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNIVERSITY REAL ESTATE PARTNERSHIP V
                                         By: UNIVERSITY ADVISORY COMPANY
                                             General Partner

                                         By: OS GENERAL PARTNER COMPANY

Date September 12, 2000                  By: /s/ CURTIS R. BOISFONTAINE, JR.
     ------------------                      -----------------------------------
                                             Curtis R. Boisfontaine, Jr.,
                                             President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



Date September 12, 2000                  By: /s/ CURTIS R. BOISFONTAINE, JR.
     ------------------                      -----------------------------------
                                             Curtis R. Boisfontaine, Jr.,
                                             President
                                             Executive Officer and Director
                                             OS General Partner Company



Date September 12, 2000                  By: /s/ DAVID K. RONCK
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                                             David K. Ronck, Vice President
                                             OS General Partner Company